JUPITER WELLNESS

Investor Deck August 22, 2022

Disclaimer

This communication contains forward-looking statements regarding Jupiter Wellness, including, the anticipated timing of studies and the results and benefits thereof. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties and other risks and uncertainties affecting Jupiter Wellness, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2021, and future filings and reports by Jupiter Wellness. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein regarding future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations, or other circumstances that exist after the date on which the forward-looking statements were made.

This presentation may contain trademarks, service marks, trade names, and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names, and copyrights referred to in this presentation may be listed without the TM, SM, ©, ®, or ™ symbols, but Jupiter Wellness will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service mark, trade names, and copyrights.

Jupiter Wellness conducts research, licenses its IP, and develops OTC products focused on hair, skin, and sexual health.

Product Pipeline

Product	Treatment	Status
Minoxidil Booster	Hair Growth	Licensed to Taisho Pharma for Japan; Cosmofix/SanPellgrino for 31 countries in Indian sub-continent, Indonesia, Middle-East; SE Asia; Africa
Photocil	Psoriasis/Vitiligo	Licensed to Cosmofix/SanPelligrino for 31 countries in Indian sub-continent; Indonesia, Middle-East, SE Asia;
JW-100	Atopic dermatitis/Eczema	Ready for OTC market
JW-300	First degree burns	Ready for OTC market
NoStingz	Sunscreen preventing jellyfish stings	Marketed
RJ-101	Nipple sensitivity/arousal in breast cancer survivors	In development



JW-100

Eczema

Product
Topical treatment of atopic dermatitis (eczema).

Studies
JW-100 cleared or reduced eczema symptoms following 2 weeks of use. Results suggest that JW-100 may potentially prove superior to existing prescription drugs.

A Phase 3, double-blind, placebo-controlled multi-center trial is underway to evaluate the superiority of JW-100 to Eucrisa (an FDA-approved topical drug) in mild-to-moderate eczema.

Sales Channels
JW-100 is pre-revenue.

Next Steps
Market analysis and go-to-market plans are being developed with an anticipated product launch in 2023.

Eczema Treatment Comparisons

Product	Type	Efficacy	Safety	Revenues
JW-100	**Topical**	**50% of patients had clear to almost clear vs 15% in placebo at 14 days***	• **Zero adverse effects**	**Large potential in a market valued at $11.77 billion[1]**
CIBINQO (abrocitinib) tablets	Oral	Only 24% of patients had clear to almost clear skin at 12 weeks of treatment[5]	• Major adverse cardiovascular events were reported in patients treated with CIBINQO • Deep vein thrombosis (DVT) and pulmonary embolism (PE) have been reported in patients treated with CIBINQO • Malignancies, including non-melanoma skin cancer (NMSC), were reported in patients treated with CIBINQO	In 2020, Pfizer projected Cibinqo would generate $3 billion in peak sales[4]
DUPIXENT (dupilumab)	Injection	Only 36% of patients had clear to almost clear skin when used with topical corticosteroids for 52 weeks[6]	• Common side effects: injection site reactions, chronic rhinosinusitis, insomnia, joint pain, gastritis, high white blood cell count • Other side effects: inflammation of blood vessels, eye pain, changes in vision, severe allergic reactions including rash, dizziness, swelling of face, mouth, and tongue, trouble breathing	$4.09 Billion 2020 sales[2]
eucrisa crisaborole ointment 2%	Topical	Only 32% of patients had clear to almost clear skin at 28 days[7]	• Common side effects: burning or stinging at the application site • Rare side effects: severe allergic reactions including rash, dizziness, trouble breathing	$138 Million 2019 sales[3] with $2 Billion Estimated peak[3]

* To date, the JW-100 trials have been smaller than competitor product trials

1. 2022 Global, Market Data Forecast; 2. Sanofi data; 3. Fierce Biotech; 4. Drug Discovery & Development; 5. Pfizer data; 6. Dupixent data; 7. Eucrisa data



RJ-101

Female Sexual Wellness

Product
Topical treatment for female libido loss.

Studies
RJ-100 increased nipple erection, sensitivity, and genital lubrication in clinical trials conducted on normal patients and those with nipple neuropathy.

Studies are ongoing to quantify orgasmic response.

Sales Channels
RJ-101 is pre-revenue.

Next Steps
Market analysis and go-to-market plans are being developed with an anticipated product launch in 2023.

It is anticipated that RJ-101 will be sold as an over-the-counter topical treatment for female sexual dysfunction and as a consumer product for general sexual wellness and pleasure.



Minoxidil Booster

Hair Loss

Product
Topical treatment designed to improve Minoxidil efficacy.

Studies
Clinically shown to increase the enzymes needed for minoxidil to work, sulfotransferase enzymes, by up to 7x over a two-week period.

Sales Channels
Licensed to Taisho, a $2.6 billion revenue company and Japan’s leading seller of minoxidil products. A $300k up-front payment was received with 3% royalties on net sales. They expect to launch the product commercially in 2023.

Licensed to India-based Cosmofix Technology and Sanpellegrino Cosmetics. A $50k up-front payment was received with 10% royalties on net sales. The timeframe for their commercial product launch has not been established.

Next Steps
Additional licensing opportunities are being pursued abroad.



Photocil

Psoriasis and Vitiligo

Product
Topical treatment for psoriasis and vitiligo.

Studies
Photocil safely and effectively permits phototherapy treatments at home by blocking harmful radiation and permitting the passage of therapeutic UV radiation.

Sales Channels
It is anticipated that Photocil will be available online in the United States in Q4 2022 as an FDA-approved OTC product under a USP monograph for psoriasis and vitiligo.

Next Steps
Additional licensing opportunities are being pursued primarily in developing markets with lower direct access to physicians.


Photocil
Photocil



JW-300

Burns

Product
Topical treatment of first-degree burns and sun exposure.

Studies
JW-300 was shown to significantly lower the incidence of burns in patients exposed to UV radiation.

Sales Channels
JW-300 is pre-revenue.

Next Steps
JW-300 is being evaluated for sale as an "after sun" consumer product to complement our NoStingz sunscreen and legacy sun care product lines.

NoStingz

Jellyfish Protection Sunscreen

Product
Topical protection from jellyfish, sea lice, and UVA/UVB rays.

Studies
NoStingz provides an effective barrier against the stinging mechanism of jellyfish cnidocyte preventing the delivery of venom to the victim.

Sales Channels
NoStingz has been available online through Amazon and Walmart as well as in select stores starting in April-June 2022 with sales ramping up month-over-month.

Next Steps
A plan is in place to expand our B2B store counts and shelf space as well as optimize the product offerings to drive greater online sales.


nostingz
50+
kids
40
SPRAY



JW-400

Cold Sores

Product
Topical treatment of herpes labialis (cold sores).

Studies
A phase 1, a double-blinded placebo-controlled investigational study is being planned.

Sales Channels
JW-300 is pre-revenue.

Next Steps
Further clinical studies are needed before assessing a pathway to market for this product.

Indications & Competitors

Clinical Condition	Competing Products	
Hair Loss	Rogaine	• 30-40% of patients are unhappy with their treatment • Minoxidil leaves the hair greasy and difficult to style
Psoriasis	HUMIRA adalimumab	• Lowers the body's ability to fight infections • Administered by injection
Vitiligo	Opzelura™	• Increased risk of serious heart-related events, cancer, blood clots, and death with JAK inhibitors
Female Libido Loss	*Sildenafil*	• Not FDA approved for women • Prescribed off-label despite lack of evidence
Eczema	CIBINQO (abrocitinib) tablets; DUPIXENT (dupilumab); eucrisa crisaborole ointment 2%	• Low efficacy of only 24-36% for these products • Increased risk of serious heart-related events, cancer, blood clots, and death with JAK inhibitors
Cold Sores	abreva	• Non-prescription OTC topical cream • Side effects: redness or swelling
Burns	*Silvadene*	• Silvadene is generic silver sulfadiazine sold by Pfizer • Side effects: pain, itching, discoloration of the skin, liver inflammation

Contract Research

Ongoing
CRO business was established through the acquisition of Ascent Clinical Research (ACR) assets in Q2 2022 and the acquisition of Applied Biology (AB) assets in Q3 2022.

Revenues
In 2021 AB recognized revenues of approximately $8M with $4M in EBITDA.[1]

For the ACR assets, we have paid $1.3M to date and will receive 5% royalties on sales derived from the assets.

Next Steps
Additional contract research opportunities are being pursued at this time. We hope to expand on this line of business in the future.



1. Based on unaudited Applied Biology financials. Future revenues to Jupiter Wellness are currently unknowable.

Licensing

Ongoing
We are currently licensing our minoxidil booster and Photocil products abroad.

Revenues
We have realized payments totaling $200k with future royalties ranging from 3% to 10% of net sales with product launches expected in 2023 (Taisho, Cosmofix Technology, and Sanpellegrino Cosmetics)

Next Steps
Additional licensing opportunities are being pursued primarily in overseas markets to avoid competing with our own domestic sales.



Consumer Products

Ongoing
Our development pipeline includes products to address hair loss, eczema, psoriasis, vitiligo, libido loss, cold sores, and burns

Revenues
In the first half of 2022, our consumer products division, including SRM, did $3,722,211 in revenue with a gross profit of $622,454.

Next Steps
We are in the early stages of rolling out two products for sale in the United States (Photocil and NoStingz).

Additional product launches for eczema and female sexual wellness (JW-100 and RJ-101) are being planned for 2023.



Go-To-Market Plan

Go-To-Market Strategy: Focus on B2B and B2C sales/distribution by following channels:

- **MMR:** Sales team to continue developing and maintaining relationships with mass merchandise retailers like Walmart, Target, CVS, Walgreens, etc.
- **Wholesale:** Expand contracted brokers/reps to saturate independent retailers like pharmacies, doctor offices, drug stores, etc.
- **E-Comm:** Execute shrewd integrated marketing campaigns with a heavy focus on brand awareness to increase website conversions and build customer lifetime value.
- **Strategic IP:** Focus on licensing formulations worldwide.

Market Analysis

Consumer Needs
Market Dynamics

Competition
Company Capabilities

Selection

Market Segmentation
Segment Targeting

Product Position
Value Proposition

Marketing Mix

Product
Place/Distribution

Price
Promotion/Ads

Customer Acquisition

Awareness
Interest

Evaluation
Commitment

Growth Plan for New Products

- Expand B2B store count and existing shelf space
- Maintain retailer relationships/shelf space as regulation develops
- Increase B2C site visitors with targeted brand awareness campaigns
- Optimize product offering by sales channel
- Focus product innovation on “claims-based” products
- Leverage flagship brand equity with line extensions and cross-merchandising
- Pursue new markets that leverage brands and infrastructure (Licensing opportunities)
- Optimize cost structure to increase margins and EBITDA
- Invest in science/research to support product claims
- Build and maintain relationships with regulators such as the FDA



Management



Dr. Glynn Wilson
Chairman & Chief Scientific Officer

- Head of Drug Delivery at SmithKline Beecham Pharmaceuticals
- Research Area Head in Advanced Drug Delivery at Ciba-Geigy Pharmaceuticals
- Founder, CEO, and Chairman of TapImmune Inc., which became Marker Therapeutics



Brian John
Chief Executive Officer

- Investor and advisor to companies around the globe
- Mr. John was the Founder of a highly successful financial consulting firm specializing in assisting emerging growth companies primarily in the sub-$100 million space.



Doug McKinnon
Chief Financial Officer

- 35-year professional career includes financial, advisory, and operational experience across many industries.
- Involved in fundraising from VC start-ups to institutionally backed public companies.
- Has an MBA & BBA from Texas Christian University and spent nine years as a CPA with PWC.

Capital Structure 6/30/2022

Market Capitalization
$15,732,252.95

Issued and Outstanding
21,705,647 Shares

Insider Holdings
34%*

Total Equity
$10,174,259

Total Assets
$14,386,140

Cash and Equivalents
$5,000,684

Goodwill & Intangibles
$1,644,912

Prepaid Clinical Research
$1,300,000

Total Liabilities
$4,211,881

Accounts Payable
$1,073,327

Convertible Notes
$2,000,000

We have consolidated our capital structure, acquired the assets to expand our capabilities, and hired the corporate team needed to substantially propel growth into 2023 and beyond.

* Insider holdings as of July 31, 2022.

Transactions

SRM Entertainment

Capital Contribution:	$1,500,000
2021 Revenues:	$2,693,131
2021 Gross Profit	$555,432
H1 2022 Revenues:	$3,682,261
H1 2022 Gross Profit:	$602,008

Next Frontier Pharmaceuticals

Capital Contribution:	$11,500,000
Shares Owned:	~9,600,000
Share Percentage:	8% of Company[1]

Ascent Clinical Research Assets

Capital Expenditure:	$1,300,000
Revenues:	5% royalties will be paid on future sales from generated assets

Jupiter Acquisition Corp (JWAC)

Capital Contribution:	$2,908,300
Founders Shares:	1,437,500
Founder Share Percentage:	50.1%
Private Placement Units:	288,830
Private Placement Percentage:	72.8%

JUPW Share Repurchase

Capital Expenditure:	$2,880,045
Shares Repurchased:	2,825,617
Average Purchase Price:	$1.02

Applied Biology Assets

Capital Expenditure:	Up to 2m shares of JUPW stock or like cash value
Purchase:	Certain Assets and IP

1. Jupiter Wellness is expected to receive from Benuvia, formally Next Frontier Pharmaceuticals $3M in cash and capital stock representing 8.0% of the company post-SPAC merger with Pono Capital Corp. (PONO) on a fully diluted basis.

IP Portfolio

Issued Patents

Methods and compositions for administering a specific wavelength phototherapy
US # 10,111,821, Oct.30, 2019

Treatment of sexual dysfunction US# 10,357,452,
Jul.23, 2019

Treatment of sexual dysfunction US# 10,064,816,
Sep.4, 2018

Patent Applications

PCT Application No.: PCT/US2020/045408*
CBD FORMULATIONS AND USES THEREOF (CBD/Aspartame)
Filed August 7, 2020 (priority date August 10, 2019)
Published in US on February 11, 2021: US 20210038513

PCT/US2021/7038269*
Title: ORONASAL CBD FORMULATIONS AND USES THEREOF
Filed June 22, 2020

PCT Application No.: PCT/US2021/025947*
Title: CBD SUNSCREEN FORMULATIONS AND USES THEREOF
Filed April 6, 2021

Issued Patents Licensed

US 7,288,527
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine 1-methyl Ester

US 7,816,327
Inhibition of allergic contact dermatitis by N-L-alpha-aspartyl-L-phenylalanine 1-methyl ester

* Converted to full US application and international PCT

Contact

This deck and related materials are presented by Jupiter Wellness, Inc.

Nasdaq: JUPW

Jupiter Wellness, Inc.
JupiterWellness.com
investors@jupiterwellness.com
(561) 244-7100